December 28, 2016

Canterbury Portfolio Thermostat Fund

Institutional Shares – CAPTX

Investor Shares – CAPPX

A series of the Capitol Series Trust

Supplement to Prospectus and Statement of Additional Information,

each dated March 31, 2016

The Prospectus and Statement of Additional Information, each dated March 31, 2016, of the Canterbury Portfolio Thermostat Fund (the “Fund”) is hereby amended to reflect the new information as detailed below.

Effective on or about January 1, 2017, the Fund will change the frequency of its distribution of net investment income and dividends to quarterly. Simultaneously therewith, the first paragraph in the sub-section titled “Taxes” on page 36 of the Fund’s Prospectus will be amended as follows (new text added in bold italics):

Taxes

Net investment income distributed by the Fund generally will consist of interest income, if any, and dividends received on investments, less expenses. The dividends you receive, whether or not reinvested, will be taxed as ordinary income, except as described below. Please see the table below for additional information. Dividends normally will be distributed by the Fund on a quarterly basis.

In addition, please add the following disclosure as the first three paragraphs in the section titled “Status and Taxation of the Fund” beginning on page 54 of the Fund’s Statement of Additional Information (new text added in bold italics):

STATUS AND TAXATION OF THE FUND

The Fund was organized as a series of a business trust, and intends to qualify for treatment as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”) in each taxable year. There can be no assurance that it actually will so qualify. If the Fund qualifies as a RIC, its taxable dividend and capital gain distributions generally are subject only to a single level of taxation, to the shareholders. This differs from distributions of a regular business corporation which, in general, are taxed first as taxable income of the distributing corporation, and then again as dividend income of the shareholder.

If the Fund does qualify as a RIC but (in a particular calendar year) distributes less than 98% of its ordinary income and 98.2% of its capital gain net income (as the Code defines each such term), the Fund is subject to an excise tax. The excise tax, if applicable, is 4% of the excess of the amount required to have been distributed over the amount actually distributed for the applicable year. If the Fund does not qualify as a RIC, its income will be subject to taxation as a regular business corporation, without reduction by dividends paid to shareholders of the Fund. In such event, dividend distributions would be taxable to shareholders to the extent of the applicable Fund’s earnings and profits, and would be eligible for the dividends-received deduction for corporations.

To continue to qualify for treatment as a RIC under Subchapter M of the Code, the Fund must, among other requirements:

Effective January 1, 2017, the seventh paragraph in the section titled “Status and Taxation of the Fund” on page 55 of the Fund’s Statement of Additional Information will be amended as follows (new text added in bold italics):

The Fund intends to distribute net investment income on a quarterly basis. Net investment income distributed by the Fund generally will consist of interest income, if any, and dividends received on investments, less expenses. It is anticipated that a substantial portion of the Fund’s net interest income will be exempt from Federal income tax other than the Federal alternative minimum tax (“AMT”). Generally, you are not subject to Federal income tax on the Fund’s distributions of its tax-exempt interest income other than the AMT.

Further Information

For further information, please contact the Fund toll-free at 1-844-838-2121. You may also obtain additional copies of the Fund’s Prospectus and Statement of Additional Information, free of charge, by writing to the Fund c/o Ultimus Asset Services, LLC at P.O. Box 46707, Cincinnati, Ohio 45246-0707, by calling the Fund toll-free at the number above, or by visiting the Fund’s website at www.canterburyfunds.com.

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